                                                                 Exhibit 99.2

                       [Ernst & Young LLP Letterhead]

ERNST & YOUNG LLP        One Oxford Centre                Phone: 412 644 7800
                         Pittsburgh, Pennsylvania 15219



               Report of Independent Auditors on Agreements With
                      State Street Bank and Trust Company

Audit Committee
PNC Bank Corp.

We have audited, in accordance with generally accepted auditing standards, the consolidated balance sheet of PNC Bank Corp. and subsidiaries (including PNC Mortgage Securities Corp. (PNCMSC)) as of December 31, 1998, and the related consolidated statements of income, shareholders' equity, and cash flows for the year then ended, and have issued our report thereon dated January 22, 1999.

In connection with our audit of the consolidated financial statements referred to above, nothing came to our attention that caused us to believe that PNCMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreements between PNCMSC and State Street Bank and Trust Company (State Street Bank), as listed for each series of certificates described in the accompanying schedule, insofar as they relate to accounting matters. However, our audit of the consolidated financial statements was not directed primarily toward obtaining knowledge of noncompliance.

This report is intended solely for use by the audit committee, management, and State Street Bank, and should not be used for any other purpose.
However, this report may become a matter of public record as a result of being included as an exhibit to certain Form 10-Ks that are prepared by PNCMSC and filed with the Securities and Exchange Commission on behalf of the trusts that are established in connection with the series of certificates listed on the accompanying schedule.


                                        \s\Ernst & Young LLP
                                        --------------------

January 22, 1999

     Ernst & Young LLP is a member of Ernst & Young International, Ltd.


                          Schedule of Agreements With
                     State Street Bank and Trust Company

Description                                                  Sections
----------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $107,435,372.77,           3.02, 3.03,
Sears Mortgage Securities Corporation, COFI Mortgage        3.04, 3.05,
Pass-Through Certificates, Series 1991-H, Cut-Off           3.11, 3.12,
Date: July 1, 1991                                          3.13

POOLING AND SERVICING AGREEMENT, $252,233,481.96            3.02, 3.03,
(Approximate), Sears Mortgage Securities Corporation,       3.04, 3.05,
COFI Mortgage Pass-Through Certificates, Series             3.11, 3.12,
1991-I (Certificate Trust Fund), Mortgage Trust             3.13
Pass-Through Certificates, Series 1991-I (Mortgage
Trust Fund), Cut-Off Date: August 1, 1991

POOLING AND SERVICING AGREEMENT, $297,626,106               3.02, 3.03,
(Approximate), Sears Mortgage Securities Corporation,       3.04, 3.05,
LIBOR Mortgage Pass-Through Certificates, Series            3.11, 3.12,
1991-J (Certificate Trust Fund), Mortgage Trust             3.13
Pass-Through Certificates, Series 1991-J (Mortgage
Trust Fund), Cut-Off Date:  August 1, 1991

POOLING AND SERVICING AGREEMENT, $127,859,031.91            3.02, 3.03,
(Approximate), Sears Mortgage Securities Corporation,       3.04, 3.05,
LIBOR Mortgage Pass-Through Certificates, Series            3.11, 3.12,
1991-K (Certificate Trust Fund), Intermediate Trust         3.13
Pass-Through Certificates, Series 1991-K (Intermediate
Trust Fund), Mortgage Trust Pass Through Certificates,
Series 1991-K (Mortgage Trust Fund), Cut-Off Date:
September 1, 1991

POOLING AND SERVICING AGREEMENT, $229,731,871.46,           3.02, 3.03,
Sears Mortgage Securities Corporation, LIBOR                3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1991-M,          3.11, 3.12,
Cut-Off Date:  November 1, 1991                             3.13

POOLING AND SERVICING AGREEMENT, $138,083,034.63,           3.02, 3.03,
Sears Mortgage Securities Corporation, Individual-          3.04, 3.05,
Rate Adjustable-Rate Mortgage Pass-Through                  3.11, 3.12,
Certificates, Series 1992-4, Cut-Off Date:                  3.13
February 1, 1992

POOLING AND SERVICING AGREEMENT, $148,599,249.98,           3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-          3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series             3.11, 3.12,
1992-8, Cut-Off Date:  May 1, 1992                          3.13

POOLING AND SERVICING AGREEMENT, $115,993,983.88,           3.02, 3.03,
Sears Mortgage Securities Corporation, Individual-          3.04, 3.05,
Rate Adjustable-Rate Mortgage Pass-Through                  3.11, 3.12,
Certificates, Series 1992-9, Cut-Off Date: June             3.13
1, 1992


                                 Page 1


                       Schedule of Agreements With
                   State Street Bank and Trust Company


Description                                                  Sections
-----------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $203,706,651.41,            3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable            3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series              3.11, 3.12,
1992-11, Cut-Off Date: July 1, 1992                          3.13

POOLING AND SERVICING AGREEMENT, $113,854,367.50,            3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable            3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series              3.11, 3.12,
1992-12, Cut-Off Date:  July 1, 1992                         3.13

POOLING AND SERVICING AGREEMENT, $281,187,657.98,            3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable            3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series              3.11, 3.12,
1992-15, Cut-Off Date: August 1, 1992                        3.13

POOLING AND SERVICING AGREEMENT, $227,748,335.96,            3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable            3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series              3.11, 3.12,
1992-16, Cut-Off Date: September 1, 1992                     3.13

POOLING AND SERVICING AGREEMENT, $130,827,671.91,            3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable            3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series              3.11, 3.12,
1992-17 (Certificate Trust), Mortgage Trust Pass-            3.13
Through Certificates, Series 1992-17 (Mortgage
Trust), Cut-Off Date: September 1, 1992

POOLING AND SERVICING AGREEMENT, $112,907,447.57,            3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-           3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series              3.11, 3.12,
1992-18, Cut-Off Date: September 1, 1992                     3.13

POOLING AND SERVICING AGREEMENT, $95,240,927.23,             3.02, 3.03,
Sears Mortgage Securities Corporation, Mortgage              3.04, 3.05,
Pass-Through Certificates, Series 1992-20                    3.11, 3.12,
(Certificate Trust), Mortgage Trust Pass-Through             3.13
Certificates, Series 1992-20 (Mortgage Trust),
Cut-Off Date: November 1, 1992

POOLING AND SERVICING AGREEMENT, $154,459,134.29,            3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-           3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series              3.11, 3.12,
1992-21, Cut-Off Date: December 1, 1992                      3.13

                         Schedule of Agreements With
                    State Street Bank and Trust Company



Description                                             Sections
-----------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $74,305,144.99,     3.02, 3.03,
Sears Mortgage Securities Corporation, Mortgage      3.04, 3.05,
Pass-Through Certificates, Series 1992-22, Cut-Off   3.11, 3.12,
Date:  December 1, 1992                              3.13

POOLING AND SERVICING AGREEMENT, $301,925,000,       3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-   3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series      3.11, 3.12,
1992-23, Cut-Off Date: December 1, 1992              3.13

POOLING AND SERVICING AGREEMENT, $155,483,857.34,    3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-   3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series      3.11, 3.12,
1992 PR-1, Cut-Off Date: November 1, 1992            3.13

POOLING AND SERVICING AGREEMENT, $209,608,737.21,    3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-   3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series      3.11, 3.12,
1993-2, Cut-Off Date: February 1, 1993               3.13

POOLING AND SERVICING AGREEMENT, $144, 518,012.23,   3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-   3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series      3.11, 3.12
1993-4, Cut-Off Date: March 1, 1993                  3.13

POOLING AND SERVICING AGREEMENT, $153,608,000.00,    3.02, 3.03,
Sears Mortgage Securities Corporation, Mortgage      3.04, 3.05,
Pass-Through Certificates, Series 1993-5, Cut-Off    3.11, 3.12,
Date:  May 1, 1993                                   3.13

POOLING AND SERVICING AGREEMENT, $95,766,838.53,     3.02, 3.03,
Sears Mortgage Securities Corporation, Mortgage      3.04, 3.05,
Pass-Through Certificates, Series 1993-10, Cut-Off   3.11, 3.12,
Date:  September 1, 1993                             3.13

POOLING AND SERVICING AGREEMENT, $329,894,608.04,    3.02, 3.03,
PNC Mortgage Securities Corporation, Mortgage        3.04, 3.05,
Pass-Through Certificates, Series 1996-1, Cut-Off    3.11, 3.12,
Date: May 1, 1996                                    3.13

POOLING AND SERVICING AGREEMENT, Dated as of            (a)
September 1, 1998, Series 1998-3, Mortgage
Pass-Through Certificates

                         Schedule of Agreements With
                    State Street Bank and Trust Company

Description                                            Sections
----------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, Dated as of           3.02, 3.03,
October 1, 1998, Series 1998-1, Mortgage Pass-         3.04, 3.05,
Through Certificates, Cut-Off Date: October 1, 1998    3.11, 3.12,
                                                       3.13

POOLING AND SERVICING AGREEMENT, $781,765,822.75,      3.02, 3.03,
PNC Mortgage Securities Corp., Mortgage Pass-          3.04, 3.05,
Through Certificates, Series 1998-7, Cut-Off Date:     3.11, 3.12,
August 1, 1998                                         3.13

POOLING AND SERVICING AGREEMENT, $701,661,871,         3.02, 3.03,
PNC Mortgage Securities Corp., Mortgage Pass-          3.04, 3.05,
Through Certificates, Series 1998-8, Cut-Off Date:     3.11, 3.12,
September 1, 1998                                      3.13

POOLING AND SERVICING AGREEMENT, $460,206,255.66,     3.02, 3.03,
PNC Mortgage Securities Corp., Mortgage Pass-         3.04, 3.05,
Through Certificates, Series 1998-9, Cut-Off Date:    3.11, 3.12,
September 1, 1998                                     3.13

POOLING AND SERVICING AGREEMENT, $1,688,837,275,      3.02, 3.03
PNC Mortgage Securities Corp., Mortgage Pass-         3.04, 3.05,
Through Certificates, Series 1998-10, Cut-Off Date:   3.11, 3.12,
October 1, 1998                                       3.13

POOLING AND SERVICING AGREEMENT, $750,084,532.16,     3.02, 3.03,
PNC Mortgage Securities Corp., Mortgage Pass-         3.04, 3.05,
Through Certificates, Series 1998-11, Cut-Off Date:   3.11, 3.12,
October 1, 1998                                       3.13

PARTICIPATION AND SERVICING AGREEMENT, Dated as of       (a)
February 1, 1996, Series 1996 PA-3, Mortgage
Participation Certificates, Closing
Date: February 29, 1996, Cut-Off Date: February 1,
1996

PARTICIPATION AND SERVICING AGREEMENT, Dated as of      (a)
February 1, 1996, Series 1996 PA-4, Mortgage
Participation Certificates

PARTICIPATION AND SERVICING AGREEMENT, Dated as of      (a)
April 1, 1996, Series 1996 PA-7, Mortgage
Participation Certificates, Closing Date: April
15, 1996, Cut-Off Date: April 1, 1996

                           Schedule of Agreements With
                       State Street Bank and Trust Company

Description                                           Sections
---------------------------------------------------------------

PARTICIPATION AND SERVICING AGREEMENT, Dated as         (a)
of June 1, 1996, Series 1996 PA-8, Mortgage
Participation Certificates, Closing Date: June 28,
1996, Cut-Off Date: June 1, 1996


(a) Servicing in compliance with the terms of this agreement.

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